THE VILLA AT GREELEY, LLC




                              FINANCIAL STATEMENTS




                     Years Ended December 31, 1997 and 1996

                                TABLE OF CONTENTS

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Independent Auditors' Report..................................................2

BALANCE SHEETS................................................................3

STATEMENTS OF EARNINGS........................................................4

STATEMENTS OF CASH FLOWS......................................................5

STATEMENTS OF EQUITY..........................................................7

NOTES TO FINANCIAL STATEMENTS.................................................8

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                                       -1-

ANDERSON & WHITNEY, P.C.
Certified Public Accountants and Business advisors
--------------------------------------------------

1001 Ninth Avenue
Greeley, Colorado 80631-4046

(970) 352-7990        FAX (970) 352-1855
E-mail Address: CPA@awhiteny.com


                          Independent Auditors' Report
                          ----------------------------


Members and Board of Mangers
The Villa at Greeley, LLC
Greeley, Colorado

      We have audited the accompanying balance sheets of The Villa at Greeley, LLC (a Colorado limited liability corporation) as of December 31, 1997 and 1996, and the related statements of equity, earnings, and cash flows for the years then ended. These financial state ments are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts of disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as, evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Villa at Greeley, LLC as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with the generally accepted accounting principles



                                                  Anderson & Whitney, P.C.

March 17, 1998


                                    MEMBER OF
               AMERICAN INSTITUTE OF CERTIFIED PUBLIC ACCOUNTANTS
   SEC AND PRIVATE COMPANIES PRACTICE SECTIONS - AICPA DIVISION FOR CPA FIRMS
                        ACCOUNTING FIRMS ASSOCIATED, INC.

THE VILLA AT GREELEY, LLC

BALANCE SHEETS

---------------------------------------------------------------------------------------------
December 31                                                            1997           1996
---------------------------------------------------------------------------------------------

ASSETS
Current Assets:
  Cash                                                             $    30,102   $      3,837
  Assets limited as to use                                              56,651         46,313
  Accounts receivable, net of allowance for doubtful
    accounts of $-0-                                                   326,659        284,488
  Due from Weld County                                                      --        331,595
  Prepaid expenses and other                                             4,639          2,085
---------------------------------------------------------------------------------------------
    Total Current Assets                                               418,051        668,318
---------------------------------------------------------------------------------------------
Property and Equipment:
  Land                                                                 347,811        425,318
  Furniture and equipment                                              184,303        192,493
  Automobiles                                                          261,332        221,512
  Leasehold improvements                                               413,002        419,975
                                                                   --------------------------
                                                                     1,206,448      1,259,298
  Less:  Accumulated depreciation and amortization                     555,232        564,843
---------------------------------------------------------------------------------------------
                                                                       651,216        694,455
  Construction in progress                                             100,541             --
---------------------------------------------------------------------------------------------
    Total Property and Equipment                                       751,757        694,455
---------------------------------------------------------------------------------------------

TOTAL ASSETS                                                       $ 1,169,808   $  1,362,773
=============================================================================================

LIABILITIES
Current Liabilities:
  Bank overdraft                                                   $        --   $      3,440
  Notes payable                                                         62,000        369,000
  Accounts payable                                                     133,246         93,396
  Accrued expenses and other                                           309,262        285,656
  Resident and client trust funds                                       56,651         46,313
  Payable to related party                                              10,824             --
  Current portion of long-term debt                                     75,278         54,628
---------------------------------------------------------------------------------------------
    Total Current Liabilities                                          647,261        852,433
Long-Term Debt                                                         458,307        398,201
---------------------------------------------------------------------------------------------
  Total Liabilities                                                  1,105,568      1,250,634
---------------------------------------------------------------------------------------------
EQUITY                                                                  64,240        112,139
---------------------------------------------------------------------------------------------

TOTAL LIABILITIES AND EQUITY                                       $ 1,169,808   $  1,362,773
=============================================================================================

See Accompanying Notes to Financial Statements.

THE VILLA AT GREELEY, LLC

STATEMENTS OF EARNINGS

---------------------------------------------------------------------------------------------
Years Ended December 31                                                1997          1996
---------------------------------------------------------------------------------------------

Revenue:
  Restitution Center                                               $ 1,731,254   $  1,551,660
  Residential Treatment Center                                       1,464,223      1,388,641
  Villa Living Center                                                  826,468        940,392
  Outpatient                                                            93,676         76,820
  Other revenue                                                         97,783         46,808
---------------------------------------------------------------------------------------------
    Total Operating Revenue                                          4,213,404      4,004,321
---------------------------------------------------------------------------------------------
Operating Expenses:
  Restitution Center                                                 1,002,599        912,474
  Residential Treatment Center                                         963,470      1,003,527
  Villa Living Center                                                  473,171        348,793
  Outpatient                                                            22,712         12,410
  General and Administrative                                         1,669,952      1,635,609
---------------------------------------------------------------------------------------------
    Total Operating Expenses                                         4,131,904      3,912,813
---------------------------------------------------------------------------------------------
Earnings from Operations                                                81,500         91,508
---------------------------------------------------------------------------------------------
Other Income (Expense):
  Gain (loss) on sale of property and equipment                         (2,342)         3,350
  Gain on sale of Del Camino property                                  205,398             --
  Interest income                                                       53,933             --
  Miscellaneous income                                                   1,966          5,248
  Abandonment loss                                                     (30,526)            --
  Interest expense                                                     (61,563)       (59,266)
----------------------------------------------------------------------------------------------
    Total Other Income (Expense) - net                                 166,866        (50,668)
----------------------------------------------------------------------------------------------

NET EARNINGS                                                       $   248,366   $     40,840
==============================================================================================


See Accompanying Notes to Financial Statements.

THE VILLA AT GREELEY, LLC

STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------
Years Ended December 31                                                1997          1996
----------------------------------------------------------------------------------------------
Cash Flows from Operating Activities:
  Cash received from residents, clients, and third party payors    $ 4,173,199   $  3,980,829
  Cash paid to suppliers and employees                              (4,023,697)    (3,762,860)
  Interest received                                                     53,933             --
  Interest paid                                                        (58,856)       (58,929)
----------------------------------------------------------------------------------------------
    Net Cash Provided by Operating Activities                          144,579        159,040
----------------------------------------------------------------------------------------------
Cash Flows from Investing Activities:
  Purchase of property and equipment                                   (86,873)       (63,370)
  Proceeds from sale of property and equipment                         283,156          3,537
  Construction in progress                                            (100,541)            --
  Site development costs                                               (10,755)       (43,356)
  Reimbursement of site development costs                              311,824             --
---------------------------------------------------------------------------------------------
    Net Cash Provided (Used) by Investing Activities                   396,811       (103,189)
----------------------------------------------------------------------------------------------
Cash Flows from Financing Activities:
  Proceeds from:
    Notes payable                                                      965,000      1,103,300
    Long-term debt                                                     166,298         34,282
  Principal payments on:
    Notes payable                                                   (1,272,000)    (1,023,370)
    Long-term debt                                                     (85,542)       (46,478)
  Decrease in bank overdraft                                            (3,440)       (53,813)
  Advances from related party                                           10,824             --
  Contributions from members                                             1,000             --
  Distributions paid                                                  (297,265)       (68,601)
----------------------------------------------------------------------------------------------
    Net Cash Used by Financing Activities                             (515,125)       (54,680)
----------------------------------------------------------------------------------------------
Net Increase in Cash                                                    26,265          1,171
Cash, Beginning of Year                                                  3,837          2,666
----------------------------------------------------------------------------------------------

Cash, End of Year                                                  $    30,102   $      3,837
==============================================================================================


Continued on next page.

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
---------------------------------------------------------------------------------------------
Years Ended December 31                                                   1997        1996
---------------------------------------------------------------------------------------------

Reconciliation of Net Earnings to Net Cash
  Provided by Operating Activities:
  Net earnings                                                         $  248,366  $   40,840
  Adjustments:
    Depreciation and amortization                                          50,012      82,031
    Gain on sale of property and equipment                               (203,056)     (3,350)
    Abandonment loss                                                       30,526          --
    (Increase) decrease in:
      Accounts receivable                                                 (42,171)    (28,740)
      Prepaid expenses and other                                           (2,554)        457
    Increase (decrease) in:
      Accounts payable                                                     39,850      60,445
      Accrued expenses and other                                           23,606       7,357
---------------------------------------------------------------------------------------------

Net Cash Provided by Operating Activities                              $  144,579  $  159,040
=============================================================================================


See Accompanying Notes to Financial Statements.

THE VILLA AT GREELEY, LLC

STATEMENTS OF EQUITY

                                                           Stockholders' Equity                  Members' Equity
                                                     ----------------------------------    ---------------------------
                                                               Additional                               Undistributed
                                                     Common      Paid-In       Retained    Contributed     Earnings
Years Ended December 31, 1996 and 1997                Stock      Capital       Earnings      Capital        (Loss)        Total
--------------------------------------------------------------------------------------------------------------------------------
Balance, January 1, 1996                            $  4,000  $  1,235,572  $ (1,099,672)  $     --      $     --     $  139,900
Distributions paid                                        --            --       (68,601)        --            --        (68,601)
Net earnings for the year ended
  December 31, 1996                                       --            --        40,840         --            --         40,840
--------------------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                             4,000     1,235,572    (1,127,433)        --            --        112,139
Distributions paid                                        --            --      (295,000)        --        (2,265)      (297,265)
Members' cash contribution                                --            --            --      1,000            --          1,000
Conversion from S corporation to limited
  liability company effective August 1, 1997          (4,000)   (1,235,572)    1,171,855     67,717            --             --
Net earnings (loss) for the year ended
  December 31, 1997                                       --            --       250,578         --        (2,212)       248,366
--------------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 1997                          $     --  $         --  $         --   $ 68,717      $ (4,477)    $   64,240
================================================================================================================================


See Accompanying Notes to Financial Statements.

THE VILLA AT GREELEY, LLC

NOTES TO FINANCIAL STATEMENTS


Note 1 - Summary of Significant Accounting Policies:
     The accounting and reporting policies of The Villa at Greeley, LLC (the Company) conform to generally accepted accounting principles. The following summary of significant accounting policies is presented to assist the reader in evaluating these financial statements.

Description of Business:
     The Company, organized in Colorado in 1984, provides the following services: The Villa Living Center is a 93-bed health care facility serving persons of all ages who cannot live safely alone, but who do not need nursing home care. The Restitution Center is a community-based correctional facility for minimum risk offenders. The Residential Treatment Center is a drug and alcohol treatment program for offenders.

Property and Equipment:
     Property and equipment are recorded at acquisition cost. Depreciation is computed using accelerated methods over the estimated useful lives of the assets.

Operating Revenue:
     Operating revenue is reported at the estimated net realizable amounts from residents, third-party payors, and others for service rendered. Revenue under third-party payor agreements may be subject to audit and retroactive adjustment. Provisions for estimated third-party payor settlements are provided in the period the related services are rendered. Differences between the estimated amounts accrued and interim and final settlements are reported in operations in the year of settlement.

Income Taxes:
     Effective August 1, 1997, the Company converted from an S corporation to a Colorado limited liability company (LLC). Limited liability companies are treated like partnerships for federal income tax purposes. S corporations and limited liability companies do not pay income taxes on their taxable income. Instead, the stockholders and/or members each include their respective share of the taxable income in their individual income tax returns.

THE VILLA AT GREELEY, LLC

Note 1 - Summary of Significant Accounting Policies - Continued:
Resident and Client Trust Funds:
     The Company receives and holds personal funds of residents and clients residing in its facilities. Personal funds of $56,651 and $46,313 are reported as assets limited as to use at December 31, 1997 and 1996, respectively.

Use of Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.


Note 2 - Notes Payable:

December 31                                                               1997        1996
---------------------------------------------------------------------------------------------

Revolving $150,000 line of credit with a bank maturing in
January 1998 (subsequently renewed to January 1999), interest           $ 62,000   $ 119,000
payable quarterly at 1.75% over the prime rate quoted by the
Wall Street Journal (actual rate of 10.25% at December 31,
1997 and 10.5% at December 31, 1996), collateralized by
accounts receivable and general intangibles, personally
guaranteed by two members

Revolving $250,000 line of credit with a bank which matured
July 1997, interest payable quarterly at 1.75% over the prime                 --     250,000
rate as quoted by the Wall Street Journal (actual rate of 10.5%
at December 31, 1996), without collateral, personally guaranteed by two members
---------------------------------------------------------------------------------------------
                                                                        $ 62,000   $ 369,000
=============================================================================================

Note 3 - Long-Term Debt:

December 31                                                              1997          1996
---------------------------------------------------------------------------------------------

Note payable to a bank in monthly installments of $4,527,
including interest at 9.5%, final payment due in August 2007          $  341,370   $  362,264
collateralized by a deed of trust, personally guaranteed by
the members
Various notes payable to financial institutions in monthly
installments including interest from 7.95% to 9.25%, final
payments due from 1998 to 2000, collateralized by vehicles                77,324       90,575

Loan payable to the State of Colorado in monthly installments of $990, noninterest bearing, final payment due in July 2007
collateralized by facility improvements                                  114,891           --
----------------------------------------------------------------------------------------------
                                                                         533,585       452,829
Less:  Current Portion                                                    75,278        54,628
----------------------------------------------------------------------------------------------
                                                                     $   458,307   $   398,201
==============================================================================================


     As of December 31, 1997, annual maturities of long-term debt for each of the next five years are as follows:

  Year Ending                                                           Annual
  December 31                                                         Maturities
  ------------------------------------------------------------------------------
     1998                                                             $ 75,278
     1999                                                               61,483
     2000                                                               51,886
     2001                                                               42,567
     2002                                                               45,283


Note 4 - Operating Leases:
     The Company leases its facilities from a related party on a month-to-month basis for $48,337 per month. The Company is responsible for insurance, property taxes, utilities, and maintenance on the property. Total rent expense for each of the years ended December 31, 1997 and 1996 was $580,055.

THE VILLA AT GREELEY, LLC

Note 5 - Retirement Plan:
     The Company has a 401(k) profit sharing plan covering substantially all employees who are at least 21 years old and have completed six months of service. Employee contributions must be at least 2% and no more than 15% of eligible compensation and are matched 75% by the Company up to a maximum of 6% of the employee's compensation per year. Employees are fully vested after five years of service. The Company's contributions to the plan were $50,329 and $74,923 for the years ended December 31, 1997 and 1996, respectively.


Note 6 - Concentration of Credit Risk:
     Through the Restitution Center and the Residential Treatment Center, the Company provides various services for the State of Colorado under annually-renewable contracts. For the year ended December 31, 1997 and 1996, the Company recorded revenue of $2,730,886 and $2,538,285, respectively, under these contracts. Funding for the Villa Living Center and other programs is provided from other sources, including Medicaid and federal programs.

     At December 31, 1997, the Company had accounts receivable of $233,017 from the State of Colorado. The Company's policy is to not obtain collateral on accounts receivable.


Note 7 - Abandoned Project:
     The Company purchased land in the Del Camino area during 1995 to be the site of a new prison prerelease facility. Costs incurred in preparing for construction, consisting of architectural design, attorney fees, and land excavation, were capitalized as site development costs to be included in the cost of the new facility when completed.

     Although Weld County commissioners had approved the project, opposition from the citizenry petitioned to require the project to be approved by the voters. The project was defeated in November 1996, at which time the Company abandoned the project and, in accordance with state vested rights statutes, filed a claim with Weld County for reimburse ment of costs incurred. The receivable from Weld County reported at December 31, 1996 was $331,595. In June 1997, Weld County reimbursed the Company $311,824 plus accrued interest of $53,933. Unreimbursed costs of $30,526 are reported as an abandonment loss in 1997.

     During 1997, the architect for the abandoned prerelease facility filed claim with Weld County and the Company for costs incurred on the project. The claim was settled in February 1998. The Company's share of the settlement, $25,650, is included in accrued expenses at December 31, 1997.